UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Cigna Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No:

	(3)	Filing Party:

	(4)	Date Filed:

Cigna Corporation
900 Cottage Grove Road
Bloomfield, Connecticut 06002

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Cigna Corporation (the “Company”), dated March 13, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on April 22, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 6, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 22, 2020

To the Shareholders of Cigna Corporation:

Due to the public health impact of COVID-19, NOTICE IS HEREBY GIVEN that the location of the Company’s 2020 Annual Meeting of Shareholders has been changed and will be held in a virtual meeting format only, via audio webcast.

The meeting webcast will be held on Wednesday, April 22 at 8:00 a.m. ET. We encourage you to access the meeting prior to the start time and allow ample time to log into the meeting webcast and test your computer system.

To join the virtual meeting, shareholders can either: “Join as a Guest” or “Join as a Shareholder.” Those participants that join as a “Shareholder” will be required to have a control number and password. The password for the meeting is CI2020.
Attending the Virtual Meeting as a Shareholder of Record

If you were a shareholder of record as of February 24, 2020, you can attend the meeting by accessing www.meetingcenter.io/212561499 and entering the control number found on the Proxy Card or Notice of Internet Availability of Proxy Materials and the meeting password, CI2020.

Registering to Attend the Virtual Meeting as a Beneficial Owner

If you were a beneficial owner of record as of February 24, 2020, and you wish to attend the Annual Meeting, you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, please email a scan or image of it to our transfer agent, Computershare, at legalproxy@computershare.com, with “Legal Proxy” noted in the subject line. Please note that the voting instruction form or Notice of Access you received with the Cigna proxy statement or with any subsequent mailing from Cigna with respect to the Annual Meeting is not a legal proxy. If you do request a legal proxy from your broker, bank or other agent, the issuance of the legal proxy will invalidate any prior voting instructions you have given and will prevent you from giving any further voting instructions to your broker, bank or agent to vote on your behalf. You will only be able to vote at the virtual Annual Meeting.

Requests for registration must be received by Computershare no later than 5:00 p.m. Eastern Time, on April 17, 2020. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetingcenter.io/212561499 and enter your control number and the meeting password, CI2020.

Your Board of Directors unanimously recommends that you vote FOR all of the nominees for director in Proposal 1, FOR Proposals 2 and 3, and AGAINST Proposals 4 and 5. Your vote is important, no matter how many or how few shares you may own. To ensure that your shares are represented at the meeting, please vote today by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided. If you have already voted, you do not need to vote again.

Shareholders attending the Annual Meeting may vote by following the instructions available on the meeting website during the meeting and you are encouraged to vote and submit your proxy in advance of the meeting and return your proxies by Internet or by telephone, given the circumstances relating to COVID-1. You may also sign, date and return the enclosed proxy card or voting instruction form in the envelope provided. We encourage you to vote as early as possible to avoid any coronavirus-related processing delays.

A support line will be available on the meeting website for any questions on how to participate in the Annual Meeting. Questions submitted during the meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Additional information regarding the ability of shareholders to ask questions during the Annual Meeting will be included in the rules of conduct that will be available on the meeting website. In addition, a list of shareholders of record will be made available to shareholders during the meeting at www.meetingcenter.io/212561499.

By Order of the Board of Directors,

/s/ Julia Brncic

Julia Brncic
Corporate Secretary
April 6, 2020

Cigna® VOTE

## Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to www.envisionreports.com/ci or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

**Save paper, time and money!**
**Sign up for electronic delivery at www.envisionreports.com/ci**

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

# Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

## A Proposals — The Board recommends a vote FOR each of the nominees named in Proposal 1, FOR Proposals 2 and 3, and AGAINST Proposals 4 and 5.

1. Election of Directors:

| | For | Against | Abstain | | For | Against | Abstain | | For | Against | Abstain |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 01- David M. Cordani | ☐ | ☐ | ☐ | 02 - William J. DeLaney | ☐ | ☐ | ☐ | 03 - Eric J. Foss | ☐ | ☐ | ☐ |
| 04 - Elder Granger, MD, MG, USA | ☐ | ☐ | ☐ | 05 - Isaiah Harris, Jr. | ☐ | ☐ | ☐ | 06 - Roman Martinez IV | ☐ | ☐ | ☐ |
| 07 - Kathleen M. Mazzarella | ☐ | ☐ | ☐ | 08 - Mark B. McClellan, MD, PhD | ☐ | ☐ | ☐ | 09 - John M. Partridge | ☐ | ☐ | ☐ |
| 10 - William L. Roper, MD, MPH | ☐ | ☐ | ☐ | 11 - Eric C. Wiseman | ☐ | ☐ | ☐ | 12 - Donna F. Zarcone | ☐ | ☐ | ☐ |

| | For | Against | Abstain |
|---|---|---|---|
| 2. Advisory approval of Cigna's executive compensation | ☐ | ☐ | ☐ |
| 3. Ratification of appointment of PricewaterhouseCoopers LLP as Cigna's independent registered public accounting firm for 2020 | ☐ | ☐ | ☐ |
| 4. Shareholder proposal – Shareholder right to call a special meeting | ☐ | ☐ | ☐ |
| 5. Shareholder proposal – Gender pay gap report | ☐ | ☐ | ☐ |

Note: Such other business as may properly come before the meeting or any postponements or adjournments thereof.

Your vote is important. Please validate your vote by signing your proxy card on the reverse side.

037CZD

The 2020 Annual Meeting of Shareholders of Cigna Corporation will be held on
Wednesday, April 22, 2020 at 8:00 a.m. Eastern Time, virtually via the internet at www.meetingcenter.io/212561499.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — CI2020.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ci

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

# Proxy/Voting Instruction Card

Cigna Corporation
Annual Meeting of Shareholders
April 22, 2020, 8:00 a.m.
This proxy/voting instruction card is solicited by the Board of Directors

The undersigned hereby constitutes and appoints Julia Brncic and Marguerite C. Geiger, or either of them, as proxies with full power of substitution. Each of them is hereby authorized to represent the undersigned and vote all shares of the Corporation held of record by the undersigned on February 24, 2020 at the virtual Annual Meeting of Shareholders on Wednesday, April 22, 2020 at 8:00 a.m., or at any postponements or adjournments thereof, on all matters set forth on the reverse side and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

If the undersigned has voting rights with respect to shares of the Corporation's common stock under the Cigna 401(k) Plan, the undersigned hereby directs the trustee of the Cigna 401(k) Plan to vote shares equal to the number of shares allocated to the undersigned's accounts under the plan in accordance with the instructions given herein. If the trustee does not receive instructions by 11:59 p.m. Eastern time on Thursday, April 16, 2020, the trustee will vote such shares in the manner instructed by the Corporation's Retirement Plan Committee.

You are encouraged to specify your choices by marking the appropriate selections (either on this card or electronically), but you need not specify any choices if you wish to vote in accordance with the Board of Directors' recommendations, so long as you submit your proxy. If you use this card to vote, you must sign it on the reverse side for your vote to be counted.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES NAMED IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3, AND "AGAINST" PROPOSALS 4 AND 5.

## B Authorized Signatures — This section must be completed for your vote to be counted. Please date and sign below.

The shares represented by this proxy will be voted as directed by the undersigned. Where no direction is given when a duly executed proxy is returned, such shares will be voted "For" each of the nominees named in Proposal 1, "For" Proposals 2 and 3, and "Against" Proposals 4 and 5; and will grant authority to the proxy holder to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF CIGNA CORPORATION.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

## C Non-Voting Items

| Change of Address — Please print new address below. | Comments — Please print your comments below. | Meeting Attendance<br>Mark box to the right if you plan to attend the Annual Meeting. ☐ |
|---|---|---|
| | | |

Cigna® VOTE

Online

Go to www.envisionreports.com/ci or scan the QR code — login details are located in the shaded bar below.

## Shareholder Meeting Notice

### Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Wednesday, April 22, 2020

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

**www.envisionreports.co**

## Easy Online Access — View your proxy materials and vote.

Step 1: Go to www.envisionreports.com/ci.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 10, 2020 to facilitate timely delivery.

037D1D

# Shareholder Meeting Notice

The 2020 Annual Meeting of Cigna Corporation will be held on Wednesday, April 22, 2020 at 8:00 a.m. eastern time, virtually over the internet at www.meetingcenter.io/212561499.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for the Annual Meeting is CI2020.

Dear Cigna Corporation Shareholder:

The 2020 Annual Meeting of Shareholders of Cigna Corporation (the "Company") will be held virtually on Wednesday, April 22, 2020 at 8:00 a.m. You are receiving this communication because you owned shares of the Company as of February 24, 2020 (the record date), which entitles you to vote at the Annual Meeting. Proxy Materials for the Annual Meeting are now available online.

Proposals to be voted on at the meeting are listed below:

(1) Election of Directors:

1.1 David M. Cordani
1.2 William J. DeLaney
1.3 Eric J. Foss
1.4 Elder Granger, MD, MG, USA
1.5 Isaiah Harris, Jr.
1.6 Roman Martinez IV
1.7 Kathleen M. Mazzarella
1.8 Mark B. McClellan, MD, PhD
1.9 John M. Partridge
1.10 William L. Roper, MD, MPH
1.11 Eric C. Wiseman
1.12 Donna F. Zarcone

(2) Advisory approval of Cigna's executive compensation;

(3) Ratification of appointment of PricewaterhouseCoopers LLP as Cigna's independent registered public accounting firm for 2020;

(4) Shareholder proposal – Shareholder right to call a special meeting; and

(5) Shareholder proposal – Gender pay gap report.

The Board of Directors recommends a vote "FOR" each of the nominees named in Proposal 1, "FOR" Proposals 2 and 3, and "AGAINST" Proposals 4 and 5.

Only shareholders of record at the close of business on February 24, 2020, the record date for the Annual Meeting, may vote at the meeting or any postponements or adjournments thereof. A list of shareholders entitled to vote at the Annual Meeting will be available during the meeting at the meeting website.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card.

---

## Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

Internet – Go to www.envisionreports.com/ci. Click Cast Your Vote or Request Materials. Phone

– Call us free of charge at 1-866-641-4276.

Email – Send an email to investorvote@computershare.com with "Proxy Materials Cigna Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 10, 2020.